SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 2, 2008

NEOSTEM, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-10909 (Commission File Number)	22-2343568 (IRS Employer Identification No.)

420 Lexington Avenue, Suite 450, New York, New York 10170
(Address of Principal Executive Offices)(Zip Code)

(212) 584-4180
Registrant's Telephone Number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On November 2, 2008, NeoStem, Inc., a Delaware corporation ("NeoStem"), entered into an Agreement and Plan of Merger (the “Merger Agreement”), with China Biopharmaceuticals Holdings, Inc., a Delaware corporation ("CBH"), China Biopharmaceuticals Corp., a British Virgin Islands corporation and wholly-owned subsidiary of CBH ("CBC"), and CBH Acquisition LLC, a Delaware limited liability company and wholly-owned subsidiary of NeoStem ("Merger Sub"). The Merger Agreement contemplates the merger of CBH with and into Merger Sub, with Merger Sub as the surviving entity (the “Merger”); provided, that prior to the consummation of the Merger, CBH will spin off all of its shares of capital stock of CBC to CBH’s stockholders in a liquidating distribution so that the only material assets of CBH following such spin-off (the "Spin-off") will be CBH's 51% ownership interest in Suzhou Erye Pharmaceuticals Company Ltd. (“Erye”), a Sino-foreign joint venture with limited liability organized under the laws of the People’s Republic of China (the "PRC"), plus net cash which shall not be less than $550,000. Erye specializes in research and development, production and sales of pharmaceutical products, as well as chemicals used in pharmaceutical products. Erye, which has been in business for more than 50 years, currently manufactures over 100 drugs on seven Good Manufacturing Practices (GMP) lines, including small molecule drugs.

Pursuant to the terms and subject to the conditions set forth in the Merger Agreement, all of the shares of common stock, par value $.01 per share, of CBH ("CBH Common Stock"), issued and outstanding immediately prior to the effective time of the Merger (the "Effective Time") will be converted into the right to receive, in the aggregate, 7,500,000 shares of common stock, par value $.001 per share, of NeoStem (the "NeoStem Common Stock") (of which 150,000 shares will be held in escrow pursuant to the terms of an escrow agreement to be entered into between CBH and NeoStem). Subject to the cancellation of outstanding warrants to purchase shares of CBH Common Stock held by RimAsia Capital Partners, L.P. ("RimAsia"), a current holder of approximately 14% of the outstanding shares of NeoStem Common Stock and the sole holder of shares of Series B Convertible Preferred Stock, par value $0.01 per share, of CBH (the "CBH Series B Preferred Stock"), all of the shares of CBH Series B Preferred Stock issued and outstanding immediately prior to the Effective Time will be converted into (i) 5,383,009 shares of NeoStem Common Stock, (ii) 6,977,512 shares of Series C Convertible Preferred Stock, without par value, of NeoStem, each with a liquidation preference of $1.125 per share and convertible into shares of NeoStem Common Stock at a conversion price of $.90 per share, and (iii) warrants to purchase 2,400,000 shares of NeoStem Common Stock at an exercise price of $0.80 per share.

At the Effective Time, in exchange for cancellation of all of the outstanding shares of Series A Convertible Preferred Stock, par value $.01 per share, of CBH (the "CBH Series A Preferred Stock") held by Stephen Globus, a director of CBH, and/or related persons, NeoStem will issue to Mr. Globus and/or related persons an aggregate of 50,000 shares of NeoStem Common Stock. NeoStem also will issue 60,000 shares of NeoStem Common Stock to Mr. Globus and 40,000 shares of NeoStem Common Stock to Chris Peng Mao, the Chief Executive Officer of CBH, in exchange for the cancellation and the satisfaction in full of indebtedness in the aggregate principal amount of $90,000, plus any and all accrued but unpaid interest thereon, and other obligations of CBH to Globus and Mao. NeoStem will bear 50% of up to $450,000 of CBH's expenses post-merger, and satisfaction of the liabilities of Messrs. Globus and Mao will count toward that obligation. NeoStem also will issue 200,000 shares to CBC to be held in escrow, payable if NeoStem successfully consummates its previously announced acquisition of control of Shandong New Medicine Research Institute of Integrated Traditional and Western Medicine Limited Liability Company and there are no further liabilities above $450,000.

Also at the Effective Time, subject to acceptance by the holders of all of the outstanding warrants to purchase shares of CBH Common Stock (other than warrants held by RimAsia), such warrants shall be canceled and the holders thereof shall receive warrants to purchase up to an aggregate of up to 2,012,097 shares of NeoStem Common Stock at an exercise price of $2.50 per share.

Upon consummation of the transactions contemplated by the Merger, NeoStem will own 51% of the ownership interests in Erye, and Suzhou Erye Economy and Trading Co. Ltd., a limited liability company organized under the laws of the PRC ("EET"), will own the remaining 49% ownership interest. In connection with the execution of the Merger Agreement, NeoStem, Merger Sub and EET have negotiated a revised joint venture agreement (the "Joint Venture Agreement"), which, subject to finalization and approval by the requisite PRC governmental authorities, will become effective and will govern the rights and obligations with respect to their respective ownership interests in Erye. Pursuant to the terms and conditions of the Joint Venture Agreement, dividend distributions to EET and NeoStem will be made in proportion to their respective ownership interests in Erye; provided, however, that for the three-year period commencing on the first day of the first fiscal quarter after the Joint Venture Agreement becomes effective, (i) 49% of undistributed profits (after tax) will be distributed to EET and lent back to Erye by EET for use by Erye in connection with the construction of a new plant for Erye; (ii) 45% of the net profit (after tax) will be provided to Erye as part of the new plant construction fund, which will be characterized as paid-in capital for NeoStem's 51% interest in Erye; and (iii) 6% of the net profit will be distributed to NeoStem directly for NeoStem’s operating expenses. In the event of the sale of all of the assets of Erye or liquidation of Erye, NeoStem will be entitled to receive the return of such additional paid-in capital before distribution of Eyre’s assets is made based upon the ownership percentages of NeoStem and EET, and upon an initial public offering of Erye which raises at least 50,000,000 RMB (or approximately U.S. $7,100,000), NeoStem will be entitled to receive the return of such additional paid-in capital.

Pursuant to the Merger Agreement, NeoStem has agreed to use its reasonable best efforts to cause the members of NeoStem's Board of Directors to consist of the following five members promptly following the Effective Time: Robin L. Smith (Chairman), current Chairman of the Board and Chief Executive Officer of NeoStem; Madam Zhang Jian, the Chairman and Chief Financial Officer of CBH, the General Manager of Erye and a 10% holder of EET, and Richard Berman, Steven S. Myers and Joseph Zuckerman, each a director of NeoStem (the latter three to be independent directors, as defined under the American Stock Exchange listing standards). Within four months following the Effective Time, NeoStem’s Board of Directors will, in accordance with NeoStem’s bylaws, as amended, cause the number of members constituting the Board of Directors of NeoStem to be increased from five to seven and to fill the two vacancies created thereby with a designee of RimAsia, who will initially be Eric Wei, and with an independent director (as defined under the American Stock Exchange listing standards) to be selected by a nominating committee of the Board of Directors of NeoStem. NeoStem has started to identify candidates for the independent director positions to contribute to the new direction of NeoStem.

In connection with the Merger, NeoStem intends to file with the Securities and Exchange Commission (the “SEC”) a combined registration statement and proxy statement on Form S-4 (including any amendments, supplements and exhibits thereto, the “Proxy Statement/Registration Statement”) with respect to, among other things, the shares of NeoStem Common Stock to be issued in the Merger (the "Issuance") and a proposed amendment to NeoStem’s certificate of incorporation to effect an increase in NeoStem’s authorized shares of preferred stock, without par value, that may be necessary to consummate the transactions contemplated by the Merger Agreement (the “Charter Amendment"). The Merger has been approved by the NeoStem Board of Directors. The Issuance and Charter Amendment contemplated by the Merger Agreement are subject to approval by the stockholders of NeoStem and the Merger, the Spin-Off and the other transactions contemplated by the Merger Agreement are subject to approval by the stockholders of CBH.

In connection with execution of the Merger Agreement, each of the officers and directors of CBH, RimAsia, Erye and EET have entered into a lock-up and voting agreement, pursuant to which they have agreed to vote their shares of CBH Common Stock in favor of the Merger and to the other transactions contemplated by the Merger Agreement and are prohibited from selling their CBH Common Stock and/or NeoStem Common Stock from November 2, 2008 through the expiration of the six-month period immediately following the consummation of the transactions contemplated by the Merger Agreement (the "Lock-Up Period"). Similarly, the officers and directors of NeoStem have entered into a lock-up and voting agreement, pursuant to which they have agreed to vote their shares of NeoStem Common Stock in favor of the Issuance and are prohibited from selling their NeoStem Common Stock during the Lock-Up Period.

The transactions contemplated by the Merger Agreement are subject to the authorization for listing on the American Stock Exchange (or any other stock exchange on which shares of NeoStem Common Stock are listed) of the shares to be issued in connection with the Merger, shareholder approval, approval of NeoStem's acquisition of 51% ownership interest in Erye by relevant PRC governmental authorities, receipt of a fairness opinion and other customary closing conditions set forth in the Merger Agreement. The Merger currently is expected to be consummated in the first quarter of 2009.

The foregoing description of the Merger Agreement is not complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference. On November 3, 2008, NeoStem issued a press release announcing the execution of the Merger Agreement, a copy of which is filed as Exhibit 99.1 hereto and incorporated herein by reference.

Risk Factors Relating to the Merger

You are urged to read all relevant documents filed with the SEC, including, without limitation, the Proxy Statement/Registration Statement, because they will contain important information about NeoStem and the proposed Merger, including risk factors relating thereto. Set forth below are certain risk factors relating to the proposed Merger of which you should be aware. More complete risk factors relating to the proposed Merger will be included in the Proxy Statement/Registration Statement.

The consummation of the transactions contemplated by the Merger Agreement are dependent upon NeoStem's obtaining all relevant and necessary governmental approvals from the relevant PRC government authorities.

Pursuant to the Merger Agreement, NeoStem will acquire, indirectly through NeoStem's ownership in Merger Sub, a 51% ownership interest in Erye, with EET owning the remaining 49% ownership interest in Erye. NeoStem, Merger Sub and EET must enter into a Joint Venture Agreement to govern the rights and obligations of NeoStem, Merger Sub and EET with respect to their ownership in Erye. The Joint Venture Agreement, together with the articles of incorporation of Erye, must be delivered to the relevant PRC governmental organizations for inspection and approval, and the closing of the transactions contemplated by the Merger Agreement are contingent upon, among other things, obtaining all relevant and necessary governmental approvals from the relevant PRC government authorities of the Joint Venture Agreement, the articles of incorporation and the transactions contemplated thereby. There can be no assurance that NeoStem will be able to obtain all such relevant and necessary governmental approvals from the relevant PRC government authorities on a timely basis or at all.

NeoStem has incurred, and expects to continue to incur, significant costs and expenses in connection with the proposed Merger. Any failure to obtain, or delay in obtaining, the necessary PRC government approvals would prevent NeoStem from being able to consummate, or delay the consummation of, the transactions contemplated by the Merger Agreement, which could materially adversely affect its business, financial condition and results of operations.

Following the Merger, a substantial portion of NeoStem's assets will be located in the PRC and a substantial portion of NeoStem's revenue will be derived from operations in the PRC. Since this is one of NeoStem's first ventures into the Chinese market, NeoStem's operations may be subject to additional risks and uncertainties.

Because NeoStem does not have any experience in doing business in the PRC, the company’s directors, officers, managers, and employees will be encountering for the first time the economic, political, and legal climate that is unique to the PRC, which may present risk and uncertainties to NeoStem's operations. Although in recent years the PRC’s government has implemented measures emphasizing the use of market forces for economic reform, the reduction of state ownership of productive assets and the establishment of sound corporate governance in business enterprises, a substantial portion of productive assets in the PRC is still owned by the PRC’s government. In addition, the PRC’s government continues to play a significant role in regulating industry development by imposing industrial policies. It also exercises significant control over the PRC’s economic growth through the allocation of resources, controlling payment of foreign currency-denominated obligations, setting monetary policy and providing preferential treatment to particular industries or companies.

There can be no assurance that the PRC’s economic, political or legal systems will not develop in a way that becomes detrimental to our business, results of operations and prospects. NeoStem's activities may be materially and adversely affected by changes in the PRC’s economic and social conditions and by changes in the policies of the PRC’s government, such as measures to control inflation, changes in the rates or method of taxation and the imposition of additional restrictions on currency conversion.

Additional factors that NeoStem may experience in connection with having operations in the PRC that may adversely affect NeoStem's business and results of operations include the following:

•	NeoStem may not be able to enforce or obtain a remedy under any material agreements.

•	PRC restrictions on foreign investment could severely impair NeoStem's ability to conduct its business or acquire or contract with other entities in the future.

•	Restrictions on currency exchange may limit NeoStem's ability to use cash flow most effectively and fluctuations in currency values could adversely affect operating results.

•	Cultural and managerial differences may result in the reduction of our overall performance.

•	Political instability in the PRC could harm NeoStem's business.

Additional Information about the Merger and Where to Find It

NeoStem intends to file a Proxy Statement/Registration Statement with the SEC with respect to the shares of NeoStem Common Stock to be issued in connection with the Merger. Investors and security holders are advised to read the Proxy Statement/Registration Statement when it becomes available because it contains important information about NeoStem, CBH, the proposed Merger and other related matters. The Proxy Statement/Registration Statement will be sent to stockholders of NeoStem seeking their approval of the proposed transaction. Investors and security holders will be able to obtain the documents free of charge at the SEC’s web site, http://www.sec.gov. Since such documents are not currently available, NeoStem's stockholders will receive information at an appropriate time as to how to obtain transaction-related documents free of charge from NeoStem.

Safe Harbor for Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are typically preceded by words such as “believes,” “expects,” “anticipates,” “intends,” “will,” “may,” “should,” or similar expressions. These forward-looking statements are subject to risks and uncertainties that may cause actual future experience and results to differ materially from those discussed in these forward-looking statements. Important factors that might cause such a difference include, but are not limited to, costs related to the merger; failure of NeoStem's or CBH’s stockholders to approve the Merger; NeoStem's or CBH's inability to satisfy the conditions of the Merger; NeoStem's inability to maintain its American Stock Exchange listing; the inability to integrate NeoStem’s and CBH's businesses successfully; the need for outside financing to meet capital requirements; failure to have an effective Joint Venture Agreement satisfactory to the parties and regulatory authorities and other events and factors disclosed previously and from time to time in NeoStem’s filings with the SEC, including NeoStem’s Annual Report on Form 10-K for the year ended December 31, 2007, filed with the SEC on March 28, 2008, as amended by Amendment No. 1 on Form 10-K/A filed with the SEC on April 29, 2008 (collectively, the "NeoStem Form 10-K"), and the Proxy Statement/Registration Statement. NeoStem does not undertake any obligation to release publicly any revisions to such forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

This Current Report on Form 8-K may be deemed to be solicitation material in respect of the proposed Merger. The directors and executive officers of each of NeoStem and CBH may be deemed to be participants in the solicitation of proxies from the holders of NeoStem Common stock in respect of the proposed transaction. Information about the directors and executive officers of NeoStem is set forth in the NeoStem Form 10-K. Investors may obtain additional information regarding the interest of NeoStem and its directors and executive officers, and CBH and its directors and executive officers in connection with the proposed Merger by reading the Proxy Statement/Registration Statement when it becomes available.

Item 9.01.  Financial Statements and Exhibits.

(d)   Exhibits

Exhibit 2.1 - Agreement and Plan of Merger, dated as of November 2, 2008 by and among NeoStem, CBH, CBC and Merger Sub.*

Exhibit 99.1 - Press release, dated November 3, 2008.

________________
* The schedules to this agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. NeoStem will furnish copies of any schedules to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, NeoStem has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

NEOSTEM, INC.

By:	/s/ Catherine M. Vaczy
Name: Catherine M. Vaczy
Title: Vice President and General Counsel

Date: November 6, 2008